SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of the 11th day of December, 2014, by and between **MARATHON CAPITAL MANAGEMENT**, a Hong Kong corporation with offices located at Suite 2001, 20th Floor, Would Wide House, 19 Des Voeux Road Central, Central, Hong ("**Purchaser**") and **JABI INC.**, an Ontario corporation ("**Sellers' Rep**"), as a representative of various shareholders of **PACIFIC METALS CORP.**, a Nevada corporation ("**PACM**").

RECITALS

WHEREAS, the Sellers' Rep is acting on behalf of itself and four (4) other shareholders of PACM (collectively, the "Sellers"), who wish to sell in the aggregate a total of 17,630,211 shares of common stock of PACM (the "Shares") as well as a convertible promissory note issued by PACM and dated November 20, 2014 in the face amount of $195,000 (the "Note") (the Shares and the Note are collectively referred to herein as the "Securities"); and

WHEREAS, the Sellers' Rep proposes to sell, on behalf of the Sellers, the Securities to the Purchaser on the terms set forth herein and Purchaser wishes to purchase from the Sellers' Rep on behalf of the Sellers on the terms set forth herein.

IN CONSIDERATION of the promises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
PURCHASE AND SALE AND CLOSING

Section 1.01 ***Sale.*** Subject to the terms and conditions of this Agreement, the Sellers' Rep agrees to sell the Securities to the Purchaser for a total purchase price of **Three Hundred Twenty Thousand Dollars** ($320,000.00) to be paid as follows:

(a) 16,625,026 of the Shares, which shall be restricted shares, to be sold for **One Hundred Fifty Thousand Dollars** ($150,000.00);

(b) 1,005,185 of the Shares, which shall be free-trading shares, to be sold for **Forty Thousand Dollars** (the "Purchase Price"); and

(c) The Note to be sold for **One Hundred Thirty Thousand Dollars** ($130,000.00).

Section 1.02 ***Deposit.***

(a) Prior to the date hereof, Purchaser has wired a total of $50,000 of the Purchase Price as a deposit (the "Deposit") to the Booth Udall Fuller PLC Client Trust Account

("Escrow Account"). The Deposit will be held in the Escrow Account until Closing (as defined in Section 3.01 of this Agreement) or until ordered released as per other sections of this Agreement.

(b) The Deposit shall be fully refundable for a period of three (3) business days from the execution hereof this Agreement for any reason or no reason (the "Due Diligence Period"). After the Due Diligence Period, the Deposit will be non-refundable unless the Sellers' Rep fails to fulfill all things to be completed pursuant to the terms of this Agreement. In the event that the Purchaser's due diligence discloses something of significance that requires correction by Sellers' Rep and/or the Company, Purchaser will notify the Sellers' Rep prior to the expiration of the Due Diligence Period of the subject of concern and its intention to cancel this Agreement and to request for the refund of the Deposit, in writing. The Sellers' Rep shall have five (5) business days after receiving the request for the refund of the Deposit or for such longer period as may be agreed to by Purchaser to correct the discrepancy or the Deposit will be refunded to the Purchaser.

(c) If the Purchaser does not notify the Sellers' Rep of its intention to cancel this Agreement pursuant to subparagraph (b) above, the Purchaser shall deposit with Escrow Agent the balance of the Purchase Price within two (2) business days of the expiration of the Due Diligence Period.

(d) As soon as reasonably practicable after execution hereof, Sellers Rep will send to Purchaser copies of all books and records by email, for review by the Purchaser, plus any and all documents of the Company which the Purchaser might request to conduct its due diligence review of the Company.

Section 1.03 ***Conditions to Closing.*** It is agreed that all of the funds consisting of the Purchase Price shall remain in the Escrow Account until the following actions have been completed:

(a) The parties shall have entered into a written Escrow Agreement with Booth Udall Fuller PLC to act as Escrow Agent and to facilitate the closing of this transactions contemplated hereby.

(b) The Sellers' Rep shall have delivered to the Escrow Agent: (i) all of the Company's books, records and minute books (the "Company Books"); and (ii) undated and executed letters of resignation from all officers and directors of the Company.

(c) The Sellers' Rep have delivered to the Escrow Agent all of the Company's accounting records, original financial statements, financial records, audits from inception and other files pertinent to the ongoing reporting obligations of the Company.

(d) The Sellers' Rep shall have delivered to the Escrow Agent all share certificates representing the Shares, each with a duly executed power of attorney and medallion signature guarantee or other form of signature guarantee that shall be acceptable to the Company's transfer agent to effect the transfer of the Shares.

Section 1.04 ***<u>Closing; Release of Purchase Price and the Securities</u>.***

(a) Upon full performance and satisfaction of all of the conditions set forth in Sections 1.02 and 1.03 above, the sale of the Securities shall take place at the offices of the Escrow Agent (the "Closing").

(b) At the Closing, the Escrow Agent shall release the Shares and Note to the Purchaser and/or its assigns and release the Purchase Price to the Seller, less the Escrow Agent's fees and the finder's fees.

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE SELLER

Section 2.01 ***<u>Sellers Representations and Warranties</u>.*** The Sellers' Rep, on behalf of itself and the other Sellers, warrants, covenants, and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a) Immediately prior to and at the Closing, the Sellers have the legal right and authority to sell the Securities to the Purchaser and on the Closing Date, the Sellers shall transfer to the Purchaser the Securities free and clear of all liens, restrictions, covenants or adverse claims of any kind or character.

(b) The Sellers Rep has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Sellers Rep hereunder and to consummate the transactions contemplated hereby.

(c) Other than for Pacific Gold Corp., none of the Sellers have been during the past ninety (90) days, a ten percent (10%) or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act").

(d) To the best of the knowledge, information and belief of the Sellers Rep there are no circumstances that may result in any material adverse effect to the Company or the value of the Securities that are now in existence or may hereafter arise;

(e) Except for the Note, as of the Closing Date, the Company shall have no debt, liabilities or unpaid expenses whatsoever;

(f) The Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in its financial statements filed with the Company's reports referenced below;

(g) The Company has filed all reports required to be filed by it under the Securities Act and the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) of the Exchange Act (the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, including but not limited to its quarterly report for the period ended at September 30, 2014, on Form 10-Q. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the United States Securities and Exchange Commission (the "Commission") promulgated thereunder, and one of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing;

(h) The Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; no person has a right to purchase or acquire or receive any equity or debt security of the Company;

(i) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(j) The Sellers' Rep agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement; and

(k) There are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Section 3.01 The Purchaser represents and warrants to the Sellers' Rep that the Purchaser:

(a) Has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated; and

(b) Is acquiring the Securities as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares.

ARTICLE IV. INDEMNIFICATION

Section 4.01 The Sellers' Rep, on behalf of itself and the other Sellers, hereby agrees to indemnify and hold harmless the Purchaser and the Company against any losses, claims, damages or liabilities to which the Purchaser or the Company may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon taxes, real property leases or equipment leases payable by or for which the Company has the primary liability; and in particular, any misrepresentations of the Sellers or Sellers' Rep as contained herein. Damages of the Purchaser are not limited to the amount each Seller receives hereunder but will include the Purchaser's or Company's actual cost of any claim and full costs of negotiations and for defense.

ARTICLE V. MISCELLANEOUS

Section 5.01 The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

Section 5.02 Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States Dollars.

Section 5.03 There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

Section 5.04 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The parties hereby attorney to the jurisdiction of the courts located in Clark County, Nevada with respect to any legal proceedings arising from this Agreement.

V.5. The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of one year.

V.6. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

V.7. Delivery of an executed copy of this Agreement by electronic, facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

Each of the parties hereto has executed this Agreement to be effective as of the day and year first written above.

JABI INC., an Ontario corporation

On Behalf of itself and the Other Sellers

By: Robert Landau

Authorized Signatory

MARATHON CAPITAL MANAGEMENT,

a Hong Kong corporation

By: [signature]

Name: Vincent Chok

Title: Managing Director

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made and entered into this 11th day of December 2014 by and between **MARATHON CAPITAL MANAGEMENT**, a Hong Kong corporation ("Purchaser"), **JABI INC.**, an Ontario corporation ("Sellers' Rep") and **BOOTH UDALL FULLER, PLC**, a professional limited liability company with offices at 1255 W. Rio Salado Parkway, Suite 215, Tempe, Arizona 85281 ("Escrow Agent").

WHEREAS, Sellers' Rep and Purchaser have entered into a Securities Purchase Agreement (the "Purchase Agreement") whereby Sellers' Rep has agreed to cause the sale and delivery of (a) 17,630,211 shares of common stock (the "Shares") of Pacific Metals Corp., a Nevada company ("PACM"); and (b) a convertible promissory note dated November 20, 2014 (the "Note") (the Shares and the Note are collectively referred to herein as the "Securities"), and the Purchaser has agreed to purchase the Shares and the Note from the Sellers' Rep; and

WHEREAS, the parties wish to enter into this Agreement to set forth the terms of the acquisition of such shares by the Purchaser.

AGREEMENT

NOW THEREFORE, the parties hereto agree as follows:

1. Delivery of Securities into Escrow.

Upon execution hereof, the Sellers' Rep shall deliver, or cause to be delivered, stock certificates representing all of the Shares and the original Note to the Escrow Agent to be held by the Escrow Agent in escrow on behalf of the Sellers' Rep and the Purchaser (the "Escrow"). The share certificates shall be duly endorsed by the named holder thereof with such holder's signature guaranteed by a medallion signature guarantee. The Note shall be accompanied by a signed Assignment and Assumption Agreement. Escrow Agent shall keep the Securities in the Escrow, except as provided herein, until all of the terms and conditions set forth herein are satisfied and shall then release the Shares pursuant hereto.

2. Delivery of Purchase Price into Escrow.

(a) The Purchaser shall pay to the Sellers' Rep, on behalf of itself and others, $320,000 as the purchase price for the Shares (the "Purchase Price").

(b) Prior to the execution of this Agreement, Purchaser has paid $50,000 of the Purchase Price into Escrow as a refundable deposit (the "Deposit") in the form of wire transfer to the Escrow Agent's client trust account. Purchaser shall have 3 calendar days from the execution hereof to perform due diligence (the "Due Diligence Period") and at any time and for any reason during that 3 day period has the option to terminate this Agreement by written notice and receive a complete refund of all of the refundable deposit.

(c) If Purchaser does not terminate this Agreement by notifying the Escrow Agent and the Sellers' Rep in writing by the close of business, Eastern Time, on the 3rd business day from the date hereof, the Deposit shall become non-refundable.

3. Closing; Release of Purchase Price and Shares. Upon full performance and satisfaction of all of the conditions set forth in Sections 1.2 and 1.3 of the Purchase Agreement, the sale of the Securities shall take place at the offices of the Escrow Agent (the "Closing") as set forth in Section 1.4 of the Purchase Agreement.

4. Status and Voting of Shares.

Pending the Closing, the Shares may be voted by the Sellers' Rep at any annual or general meeting of the shareholders of the Company or pursuant to a written consent of the shareholders of the Company.

5. Escrow Agent - Duties and Fees.

(a) It is understood and agreed that the duties of the Escrow Agent are entirely ministerial being limited to receiving the Shares and holding and disbursing the Shares and the Purchase Price in accordance with this Agreement.

(b) The Escrow Agent is not a party to, and is not bound by, any agreement between the Sellers' Rep and the Purchaser except as may be evidenced by or arises out of the foregoing instructions.

(c) The Escrow Agent shall not be required to take or be bound by notice of any default of any person or to take any action with respect to such default involving any expense or liability, unless notice in writing of such default by the undersigned or any of them is given to the Escrow Agent at the address of the Escrow Agent listed above, and unless the Escrow Agent is indemnified in a manner satisfactory to it against any expense or liability arising therefrom.

(d) The Escrow Agent shall not be liable for acting on any notice, request, waiver, consent, receipt, or other paper or document believed by the Escrow Agent to be genuine and to have been signed by the proper party or parties.

(e) The Escrow Agent shall not be responsible for the genuineness of any document or signature and may rely conclusively upon any instrument believed in good faith to be genuine or signed by the proper party or parties. The Escrow Agent shall have no responsibility except for the performance of its expressed duties hereunder, and no additional duties shall be implied. No amendment or modification of this Escrow Agreement or waiver of its terms shall affect the duties of the Escrow Agent unless the Escrow Agent consents thereto in writing. The Escrow Agent shall not be liable for any act or omission in the performance of its duties as Escrow Agent unless such act or omission constitutes bad faith, gross negligence or fraud.

(f) The Escrow Agent shall not be required to institute or defend any legal action involving matters referred to herein or which affects the duties or liabilities of the Escrow Agent hereunder unless requested to do so by a party to this Escrow Agreement, and then only upon receiving full indemnity satisfactory to the Escrow Agent against any and all claims,

may act or refrain from acting (a) in reliance upon the advice of its counsel, or (b) until required to do so by an order of court of competent jurisdiction, and shall not be liable for so acting or refraining from acting.

(g) ***The Escrow Agent shall be paid a fee of US$500.00 for the preparation of this Agreement and his agreement to act as Escrow Agent hereunder. Such fee shall be paid by Purchaser to the Escrow Agent prior to providing any services as such hereunder.*** Any additional services that may be required or requested by the parties (or any one of them), other than the collection and remittance of the Purchase Price and the holding and releasing of the Shares, shall be charged to the appropriate party at the Escrow Agent's then-prevailing hourly rates.

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Escrow Agreement to be executed by their respective duly authorized officers, as of the date first above written.

PURCHASER:

MARATHON CAPITAL MANAGEMENT, a Hong Kong corporation

By: ______________________
Name: Vincent Chuk
Title: Managing Director

SELLERS' REP:

JABI INC, an Ontario corporation

By: ______________________
Name: ROB LANDAU
Title: PRESIDENT

BOOTH UDALL FULLER PLC

By: ______________________
W. Scott Lawler - Member

GLOBEX TRANSFER, LLC
AUTHORIZATION TO TRANSFER WITHOUT MEDALLION

ISSUING COMPANY:	Pacific Metals Corp.
CURRENT REGISTRANT:	Rob Landau, Jabi Inc., ADG Investments Ltd.
CERTIFICATE NUMBER:	01002, 01007, 01036
DATE OF ISSUE:	11/2/12
TOTAL SHARES ISSUED:	1,514,215
TO BE TRANSFERRED TO:	Legacy Fiduciary Services Limited
ADDRESS:	Suite 2001, 20th Floor, World Wide House
	No. 19 Des Voeux Road Central
	Central, Hong Kong

We Pacific Metals Corp.
("Company Name")

agree to indemnify and hold harmless Globex Transfer, LLC and assume any and all liability inregards to this replacement or any events which result from this replacement. In the event of any dispute the Company agrees to provide for Globex Transfer, LLC defense in the form of legal representation which is acceptable to Globex Transfer, LLC or compensation for reasonable fees incurred as a result of any dispute. In the absence of Company assuming liability and providing for Globex Transfer, LLC's defense, Globex Transfer, LLC will be authorized to reissue shares which are the result of any demand made by a shareholder with a valid claim to the certificate being transferred if this issuance will not cause the company to exceed the authorized number of shares available.

Signature: Robert Landau **Date:** Dec 11/14

Please return this form to:

Globex Transfer, LLC
780 Deltona Blvd., Suite 202
Deltona, FL 32725
Via Facsimile: (386) 267-3124
E-mail: mt@globextransfer.com

GLOBEX TRANSFER, LLC
AUTHORIZATION TO TRANSFER WITHOUT MEDALLION

ISSUING COMPANY:	Pacific Metals Corp.
CURRENT REGISTRANT:	Mitchell Geisler, Ben Geisler, Al Landau
CERTIFICATE NUMBER:	01090, 01091, 01092
DATE OF ISSUE:	10/10/14
TOTAL SHARES ISSUED:	1,005,185
TO BE TRANSFERRED TO:	Legacy Fiduciary Services Limited
ADDRESS:	Suite 2001, 20th Floor, World Wide House
	No. 19 Des Voeux Road Central
	Central, Hong Kong

We Pacific Metals Corp.
("Company Name")

agree to indemnify and hold harmless Globex Transfer, LLC and assume any and all liability inregards to this replacement or any events which result from this replacement. In the event of any dispute the Company agrees to provide for Globex Transfer, LLC defense in the form of legal representation which is acceptable to Globex Transfer, LLC or compensation for reasonable fees incurred as a result of any dispute. In the absence of Company assuming liability and providing for Globex Transfer, LLC's defense, Globex Transfer, LLC will be authorized to reissue shares which are the result of any demand made by a shareholder with a valid claim to the certificate being transferred if this issuance will not cause the company to exceed the authorized number of shares available.

Signature: Robert Landau **Date:** DEC 11/14

Please return this form to:

Globex Transfer, LLC
780 Deltona Blvd., Suite 202
Deltona, FL 32725
Via Facsimile: (386) 267-3124
E-mail: mt@globextransfer.com

GLOBEX TRANSFER, LLC
AUTHORIZATION TO TRANSFER WITHOUT MEDALLION

ISSUING COMPANY:	Pacific Metals Corp.
CURRENT REGISTRANT:	Pacific Gold Corp
CERTIFICATE NUMBER:	01083
DATE OF ISSUE:	3/12/13
TOTAL SHARES ISSUED:	15,110,823
TO BE TRANSFERRED TO:	Legacy Fiduciary Services Limited
ADDRESS:	Suite 2001, 20th Floor, World Wide House
	No. 19 Des Voeux Road Central
	Central, Hong Kong

We Pacific Metals Corp.
("Company Name")

agree to indemnify and hold harmless Globex Transfer, LLC and assume any and all liability inregards to this replacement or any events which result from this replacement. In the event of any dispute the Company agrees to provide for Globex Transfer, LLC defense in the form of legal representation which is acceptable to Globex Transfer, LLC or compensation for reasonable fees incurred as a result of any dispute. In the absence of Company assuming liability and providing for Globex Transfer, LLC's defense, Globex Transfer, LLC will be authorized to reissue shares which are the result of any demand made by a shareholder with a valid claim to the certificate being transferred if this issuance will not cause the company to exceed the authorized number of shares available.

Signature: Robert Landau **Date:** Dec 11/14

Please return this form to:

Globex Transfer, LLC
780 Deltona Blvd., Suite 202
Deltona, FL 32725
Via Facsimile: (386) 267-3124
E-mail: mt@globextransfer.com

UNANIMOUS WRITTEN CONSENT OF THE SOLE MEMBER OF THE BOARD OF DIRECTORS OF PACIFIC METALS CORP.

The undersigned, being the sole member of the Board of Directors (the "Board") of **PACIFIC METALS CORP.**, a Nevada corporation (the "Company"), by written consent pursuant to the authority contained in the corporate laws of the State of Nevada and without the formality of convening a meeting, does hereby consent to the following actions of the Company, to be effective as of the _____ day of December 2014.

WHEREAS, the Board has received the resignation of Mr. Rob Landau as the Company's President, Secretary, Treasurer and Member of the Board. Which will take effect immediately following execution of this written consent; and

WHEREAS, the Board wishes to elect Mr. Lok Khing Ming as President, Secretary, Treasurer and member of the Board.

NOW THEREFORE BE IT RESOLVED, that Mr. Lok Khing Ming is hereby elected as the Company's President, Secretary, Treasurer and member of the Board.

The undersigned, constituting the entire Board of Directors, hereby consents to and adopts the foregoing.

Robert Landau
____
Rob Landau

RESIGNATION

To: PACIFIC METALS CORP. (the "Company")

I, ROB LANDAU, do hereby resign as a member of the Company's Board of Directors and the Company's President, Secretary and Treasurer, effective as of the date provided below.

Dated: December ____, 2014

____

ROB LANDAU